SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 15, 2000

                               ADPADS INCORPORATED
             (Exact name of registrant as specified in its charter)



      Colorado                      000-28373                    84-1306598
 (State of Incorporation)         (Commission                 (IRS Employer
                                   File Number)                Identification #)




                   1000 Highway 34, Matawan, New Jersey 07747
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (732)-290-8940
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Regents Road Ltd.
              1004 Depot Hill Road, Suite 1-E, Broomfield, CO 80020
            ---------------------------------------------------------
                     (Registrant's former Name and Address)

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ITEM 4.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT


On May 15, 2000, the company informed Smith & Company, Certified Public Accountants of Salt Lake City, Utah, auditors for Regents Road, Ltd that it had been dismissed.

In connection with the audits of the two most recent fiscal years, December 31, 1999 and December 31, 1998, there were no disagreements with the former accountants Smith & Company, on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused the accountant to make reference in connection with his report.

The principal accountant's report on the financial statements for any of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to the uncertainty, audit scope or accounting principles.

ITEM 7.  EXHIBIT

The following exhibit is filed with this report on Form 8k letter on change in certifying accountant.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

AdPads Incorporated

By:   /s/  David I. Brownstein
           ------------------------------
           David I. Brownstein, President